Exhibit 99.1

ARMOUR RESIDENTIAL REIT, Inc. Company Update December 10, 2010

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company“), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forwardlooking statements. ARMOUR assumes no obligation to update the information looking statements. in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

# ARMOUR REIT Dividends

- Q4 2010 Dividend Announced
  - ARMOUR will pay a Q4 2010 dividend of $0.36 payable to holders of record on 12/20/2010 with a 12/27/2010 pay date.
  - During the first three quarters of 2010, ARMOUR paid $1.16 in dividends.

- Q1 2011 Monthly Dividends Announced
  - ARMOUR will pay first quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date will be the 15th of the month, payable on the second to last business day of the month.
  - The 2011 dividend will be reviewed and set each quarter.

**ARMOUR 2010 Dividends**

| | Record Date | Pay Date | Cash Dividend | Annualized Return on Equity |
|---|---|---|---|---|
| Q1 2010 | 3/15/2010 | 4/29/2010 | $0.40 | 17.1% |
| Q2 2010 | 6/3/2010 | 7/29/2010 | $0.40 | 17.2% |
| Q3 2010 | 9/23/2010 | 10/29/2010 | $0.36 | 19.6% |
| Q4 2010 | 12/20/2010 | 12/27/2010 | $0.36 | 19.7% |

Note: Return on Equity data is determined using the stated book value as of the end of the previous quarter.

**2011 Dividend Record Date and Payment Schedule**

| | Record Date | Payment Date | | Record Date | Payment Date |
|---|---|---|---|---|---|
| January | 15th | 28th | July | 15th | 28th |
| February | 15th | 25th | August | 15th | 30th |
| March | 15th | 30th | September | 15th | 29th |
| April | 15th | 28th | October | 15th | 28th |
| May | 15th | 27th | November | 15th | 29th |
| June | 15th | 29th | December | 15th | 29th |

ARMOUR RESIDENTIAL REIT

## ARMOUR REIT

Investment Strategy Review
Balance Sheet Highlights
Portfolio Composition
Portfolio & Liability Valuation and Duration Detail
Portfolio Constant Prepayment Rates
REPO Composition

ARMOUR RESIDENTIAL REIT

# ARMOUR Residential REIT, Inc. – Targets, Strategy, and Governance Review

**Balance Sheet Targets**

- By charter, ARMOUR only invests in Agency assets.
- Gross asset weighted average duration target of 2.5 or less.
- Net balance sheet weighted average duration target of 1.5 or less.
- Hedge asset and funding rate risk on as much as 40% of non-ARM assets.
- Hold 40% of unlevered equity in cash.
- Debt to equity target of 8.8x - 9.0x.

**Portfolio Strategy**

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets.
- Smaller pools ("odd lots") for better returns and diversification.

**Transparency and Governance**

- Portfolio and liability details are updated monthly at www.armourreit.com.
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $832 million[1].
- Gross asset duration estimate of 2.88.
- Net balance sheet duration estimate of 1.53.
- Net REPO borrowings of $773 million.
- Swaps and Eurodollar futures to replicate swaps total $255 million.
- Liquidity total $42.5 million:
  - True cash on hand of $17.1 million.
  - Short-term principal and interest receivables of $16.7 million.
  - Unpledged assets on the balance sheet of $8.7 million.
- 12,014,054 shares of common stock outstanding (NYSE/Amex: "ARR").
  - December 7, 2010 market cap $91,066,529.

**Note**: Portfolio and liability information as of December 6, 2010. Liquidity information as of December 7, 2010.
(1) Based on independent third party pricing

ARMOUR RESIDENTIAL REIT

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# ARMOUR REIT Agency Asset Class Composition

Low Loan Balance 15 Year Pass-Throughs 12.5%
ARMs 5.7%
15 Year & Seasoned Pass-Throughs 18.4%
Hybrids 63.3%

| Agency Asset Class | Current Value |
|---|---|
| ARMs | $ 47,478,864 |
| Hybrids | $ 526,981,509 |
| 15 Year & Seasoned Pass-Throughs | $ 153,422,983 |
| Low Loan Balance 15 Year Pass-Throughs | $ 104,115,798 |
| **Total** | **$ 831,999,154** |

(1) The weighted average months to reset is 5.
(2) The weighted average months to reset is 70.
(3) Longest final maturity is April 2027.
(4) Maximum original loan balance of $85,000.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT ARM and Hybrid Security Composition

85-120 MTR
8.0%
0-18 MTR
8.3%
19-36 MTR
3.1%
37-60 MTR
34.0%
61-84 MTR
46.6%

| Months to Reset | Current Value | Weighted Average Months to Reset |
|---|---|---|
| 0-18 | $ 47,478,864 | 5 |
| 19-36 | $ 17,693,935 | 28 |
| 37-60 | $ 195,317,674 | 51 |
| 61-84 | $ 267,972,199 | 78 |
| 85-120 | $ 45,997,700 | 114 |
| Total | $ 574,460,373 | 64 |

**Note:** Percentages are based on the total market value of both ARMs and hybrids.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Agency Type Composition

Ginnie Mae
7.3%
Freddie Mac
27.2%
Fannie Mae
65.5%

| Agency Type | Current Value |
|---|---|
| Fannie Mae | $ 545,157,971 |
| Freddie Mac | $ 226,109,183 |
| Ginnie Mae | $ 60,732,000 |
| Total | $ 831,999,154 |

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Portfolio and Liability Valuation and Duration Detail

| Agency Asset Class | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|
| ARMs | 104.3% | 104.3% | 3.57 | 1.02 |
| Hybrids | 104.4% | 104.7% | 4.02 | 2.66 |
| 15 Year & Seasoned Pass-Throughs | 105.2% | 104.5% | 4.13 | 3.83 |
| Low Loan Balance 15 Year Pass-Throughs | 106.0% | 107.2% | 4.72 | 3.48 |
| **Totals** | **104.7%** | **105.0%** | **4.10** | **2.88** |

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty.

Market prices for our securities are obtained from independent third party sources.

As rates go down the value of our swaps and Eurodollar futures will typically decline. Inversely, as rates go up, the value of the swaps and Eurodollar futures will typically increase.

Asset and futures durations are as of 12/6/2010. Swap positions are as of 12/7/2010.

| Estimated Balance Sheet Duration | Amount | Estimated Duration | Duration Effect on Balance Sheet |
|---|---|---|---|
| Agency Assets | $ 831,999,154 | 2.88 | 2.88 |
| Eurodollar Futures | $ 235,000,000 | 2.88 | -2.88 |
| Interest Rate Swaps | $ 20,000,000 | 2.72 | -2.72 |
| | Estimated Balance Sheet Duration | | 1.53 |

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)

**Monthly Portfolio Constant Prepayment Rate**

25
20
15
10
5
0
20.7
12.9
18.8
16.0
11.6
11.9
12.6
11.1
10.9
10.0
10.0
9.5
8.6

**December 2010 Agency Asset Class CPR**

18
16
14
12
10
8
6
4
2
0
16.6
10.3
9.0
7.7
ARMs
Hybrids
15 Year & Seasoned Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs

- ARMOUR expenses premium amortization as it occurs.
- Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

# ARMOUR REIT REPO Composition

| REPO Counter-Party | | Principal Borrowed | Percentage of REPO Positions with ARMOUR | Weighted Average Maturity in Days | Longest Maturity in Days |
|---|---|---|---|---|---|
| MF Global Inc. | $ | 130,431,000 | 16.6% | 71 | 100 |
| Guggenheim Liquidity Services, LLC | $ | 105,130,000 | 13.4% | 83 | 102 |
| Cantor Fitzgerald & Co. Inc. | $ | 102,600,000 | 13.1% | 18 | 38 |
| South Street Securities LLC | $ | 101,373,404 | 12.9% | 13 | 16 |
| Goldman, Sachs & Co. | $ | 101,103,000 | 12.9% | 11 | 14 |
| Nomura Securities International, Inc. | $ | 95,228,000 | 12.1% | 65 | 86 |
| RBS Securities Inc. | $ | 77,067,000 | 9.8% | 11 | 16 |
| Mizuho Securities USA Inc. | $ | 40,151,000 | 5.1% | 4 | 4 |
| Jefferies & Company, Inc. | $ | 31,822,000 | 4.1% | 35 | 35 |
| **Total or Weighted Average** | **$** | **784,905,404** | **100.0%** | **39** | **102** |

| | | |
|---|---|---|
| **Weighted Average Haircut** | | **5.27%** |
| **Weighted Average Repo Rate** | | **0.31%** |

| | | |
|---|---|---|
| **December Paydowns** | **$** | **(11,506,076)** |
| **Total REPO after Paydowns** | **$** | **773,399,328** |
| **Debt to Equity Ratio after Paydowns** | | **9.09** |

**Note:** ARMOUR has signed MRAs with 12 counter-parties. Repo data is as of 12/6/2010.

ARMOUR RESIDENTIAL REIT

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